Exhibit 10.38

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Manufacturing Services Agreement

DECEMBER 19, 2011

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Table of Contents

ARTICLE 1		1

INTERPRETATION		1

1.1	DEFINITIONS	1
1.2	CURRENCY	6
1.3	SECTIONS AND HEADINGS	6
1.4	SINGULAR TERMS	6
1.5	SCHEDULES	6

ARTICLE 2		7

PATHEON’S MANUFACTURING SERVICES		7

2.1	MANUFACTURING SERVICES	7
2.2	ACTIVE MATERIAL YIELD	8

ARTICLE 3		10

CLIENT’S OBLIGATIONS		10

3.1	PAYMENT	10
3.2	ACTIVE MATERIALS	10

ARTICLE 4		10

CONVERSION FEES AND COMPONENT COSTS		10

4.1	FIRST YEAR PRICING	10
4.2	PRICE ADJUSTMENTS – SUBSEQUENT YEARS’ PRICING	10
4.3	PRICE ADJUSTMENTS – CURRENT YEAR PRICING	12
4.4	ADJUSTMENTS DUE TO TECHNICAL CHANGES	13
4.5	MULTI-COUNTRY PACKAGING REQUIREMENTS	13

ARTICLE 5		13

ORDERS, SHIPMENT, INVOICING, PAYMENT		13

5.1	ORDERS AND FORECASTS	13
5.2	RELIANCE BY PATHEON	14
5.3	MINIMUM ORDERS	15
5.4	SHIPMENTS	15
5.5	ON TIME DELIVERY	15
5.6	INVOICES AND PAYMENT	16

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*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 6		16

PRODUCT CLAIMS AND RECALLS		16

6.1	PRODUCT CLAIMS	16
6.2	PRODUCT RECALLS AND RETURNS	17
6.3	PATHEON’S RESPONSIBILITY FOR DEFECTIVE AND RECALLED PRODUCTS	17
6.4	DISPOSITION OF DEFECTIVE OR RECALLED PRODUCTS	18
6.5	HEALTHCARE PROVIDER OR PATIENT QUESTIONS AND COMPLAINTS	18
6.6	SOLE REMEDY	19

ARTICLE 7		19

CO-OPERATION		19

7.1	QUARTERLY REVIEW	19
7.2	GOVERNMENTAL AGENCIES	19
7.3	RECORDS AND ACCOUNTING BY PATHEON	19
7.4	INSPECTION OF RECORDS	20
7.5	CLIENT INSPECTIONS OF MANUFACTURING SITE	20
7.6	REGULATORY INSPECTIONS OF MANUFACTURING SITE	20
7.7	REPORTS	20
7.8	FDA FILINGS	20

ARTICLE 8		21

TERM AND TERMINATION		21

8.1	INITIAL TERM	21
8.2	TERMINATION	22
8.3	PRODUCT DISCONTINUATION	22
8.4	OBLIGATIONS ON TERMINATION	22

ARTICLE 9		23

REPRESENTATIONS, WARRANTIES AND COVENANTS		23

9.1	AUTHORITY	23
9.2	CLIENT WARRANTIES	24
9.3	PATHEON WARRANTIES	24
9.4	DEBARRED PERSONS	24
9.5	PERMITS	25
9.6	NO WARRANTY	25

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*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 10		25

REMEDIES AND INDEMNITIES		25

10.1	CONSEQUENTIAL DAMAGES	25
10.2	LIMITATION OF LIABILITY	25
10.3	PATHEON	26
10.4	CLIENT	26
10.5	INDEMNIFICATION PROCEDURE	26
10.6	REASONABLE ALLOCATION OF RISK	26

ARTICLE 11		27

CONFIDENTIALITY		27

11.1	CONFIDENTIALITY	27

ARTICLE 12		27

DISPUTE RESOLUTION		27

12.1	COMMERCIAL DISPUTES	27
12.2	TECHNICAL DISPUTE RESOLUTION	27

ARTICLE 13		28

MISCELLANEOUS		28

13.1	INVENTIONS	28
13.2	INTELLECTUAL PROPERTY	28
13.3	INSURANCE	28
13.4	INDEPENDENT CONTRACTORS	29
13.5	NO WAIVER	29
13.6	ASSIGNMENT	29
13.7	FORCE MAJEURE	29
13.8	ADDITIONAL PRODUCT	30
13.9	NOTICES	30
13.10	SEVERABILITY	31
13.11	ENTIRE AGREEMENT	31
13.12	OTHER TERMS	31
13.13	NO THIRD PARTY BENEFIT OR RIGHT	31
13.14	EXECUTION IN COUNTERPARTS	31
13.15	USE OF CLIENT NAME	31
13.16	GOVERNING LAW	32

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*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement”) is made as of December 19, 2011 (the “Effective Date”)

B E T W E E N:

PATHEON PHARMACEUTICALS INC.,

a corporation existing under the laws of the State of Delaware

(“Patheon”),

- and -

POZEN INC.,

a corporation existing under the laws of the State of Delaware

(“Client”).

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions.

The following terms will, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of these terms will have corresponding meanings:

“Active Materials”, “Active Pharmaceutical Ingredients” or “API” means the materials listed on Schedule D;

“Active Materials Credit Value” means the value of the Active Materials for certain purposes of this Agreement, as set forth on Schedule D;

“Actual Annual Yield” or “AAY” has the meaning specified in Section 2.2(a);

“Affiliate” means:

(a)	a business entity which owns, directly or indirectly, a controlling interest in a party to this Agreement, by stock ownership or otherwise; or

(b)	a business entity which is controlled by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)	a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a party to this Agreement;

For this definition, “control” means the ownership of shares carrying at least a majority of the votes for the election of the directors of a corporation;

“Annual Product Review Report” means the annual product review report prepared by Patheon as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e);

“Annual Report” means the annual report to the FDA prepared by Client regarding the Product as described in Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2);

“Annual Volume” means the minimum volume of Product to be manufactured in any Year of this Agreement as set forth in Schedule B;

“Applicable Laws” means (i) for Patheon, the Laws of State of Ohio and the laws of the United States and its territories and possessions, being the jurisdictions where the Manufacturing Site is located; (ii) the laws of other jurisdictions where Patheon may perform Manufacturing Services with respect to the Products during the term of this Agreement and (iii) for Client and the Products, the Laws of all jurisdictions where the Products are manufactured, distributed, sold and marketed;

“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal;

“Bill Back Items” means the actual, substantiated costs for all third party supplier fees for the purchase of columns, standards, tooling, PAPR or PPE suits (where applicable), RFID tags and supporting equipment, and other project specific items necessary for Patheon to perform the Manufacturing Services, and which are not included as Components, as set forth in Section 2.1(g);

“Breach Notice” will have the meaning specified in Section 8.2(a);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory Federal holiday in the United States;

“cGMPs” means current good manufacturing practices as described in Parts 210 and 211 of Title 21 of the United States’ Code of Federal Regulations together with the latest FDA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time and foreign equivalents to any such regulations which may apply to any Manufacturing Site outside of the United States;

“Capital Equipment” means the equipment described in the Capital Expenditure and Equipment Agreement entered into by the parties simultaneously with this Agreement;

“Capital Expenditure and Equipment Agreement” means the agreement attached hereto as Schedule K;

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Client Intellectual Property” means Intellectual Property generated or derived by Client before entering into this Agreement, or by Patheon while performing any Manufacturing Services or otherwise generated or derived by Patheon in its business which Intellectual Property is specific to, or dependent upon, Client’s Active Material or Product;

“Client Property” will have the meaning specified in Section 8.4(f);

“CMC” has the meaning specified in Section 7.8(c);

“Commencement Date” means a date certain, specified in a written notice from Client to Patheon delivered at least 60 days prior to the date, when Patheon will begin the Manufacturing Services under this Agreement;

“Components” means, collectively, all packaging components, raw materials, and ingredients (including labels, product inserts and other labelling for the Products), required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

“Confidentiality Agreement” means the agreement about the non-disclosure of confidential information between Patheon and Client dated *** as amended ***;

“Deficiency” has the meaning specified in Section 7.8(d);

“Deficiency Notice” has the meaning specified in Section 6.1(a);

“Delivery Date” means the date scheduled for shipment of Product under a Firm Order as set forth in Section 5.1(e);

“Equipment” will have the meaning ascribed to it in the Capital Equipment Agreement;

“FDA” means the United States Food and Drug Administration;

“Firm Orders” has the meaning specified in Section 5.1(c);

“First Firm Order” has the meaning specified in Section 5.1(b);

“Force Majeure” will have the meaning specified in Section 13.7;

“Initial Manufacturing ***” has the meaning specified in Section 5.1(b);

“Initial Manufacturing Period” has the meaning specified in Section 5.1(b);

“Initial Term” has the meaning specified in Section 8.1;

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, Inventions, copyrights, industrial designs, trade secrets, and know how;

“Invention” means information about any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Inventory” means all inventories of Components and work-in-process produced or held by Patheon for the manufacture of the Products but, for greater certainty, does not include the Active Materials;

“Late Delivery” has the meaning specified in Section 5.5;

“Laws” means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority;

“Manufacturing Services” means the manufacturing, quality control, quality assurance, retention of samples, stability testing, packaging, and related services, set forth in this Agreement, required to manufacture Product or Products from Active Materials and Components and to release and deliver such Products to Client;

“Manufacturing Site” means the facility owned and operated by Patheon that is located at 2110 East Galbraith Road, Cincinnati, OH 45237-1625 or such other facility owned and operated by Patheon and mutually agreed upon by the parties at which Manufacturing Services are performed pursuant to this Agreement;

“Materials” means all Components, Bill Back Items, and other materials used to manufacture the Product other than Active Materials;

“Maximum Credit Value” means the maximum value of Active Materials that may be credited by Patheon under this Agreement, as set forth on Schedule D, updated each Year to reflect documented variations in the cost of Active Materials and variations in the volume of Active Materials required to Manufacture Products in accordance with the first estimated forecast for the Year;

“Minimum Order Quantity” means the minimum number of batches of a Product to be produced during the same cycle of manufacturing as set forth in Schedule B;

“Patheon Intellectual Property” means Intellectual Property generated or derived by Patheon before performing any Manufacturing Services, Intellectual Property developed by Patheon while performing the Manufacturing Services, or otherwise generated or derived by Patheon in its business which Intellectual Property is not specific to, or dependent upon, Client’s Active Material or Product including, without limitation, Inventions and Intellectual Property which may apply to manufacturing processes or the formulation or development of drug products, drug product dosage forms or drug delivery systems unrelated to the specific requirements of the Product(s);

“Price” means the price measured in US Dollars to be charged by Patheon for performing the Manufacturing Services, and includes the cost of Components, certain cost items as set forth in Schedule B, and annual stability testing costs as set forth in Schedule C;

“Product(s)” means the product(s) listed on Schedule A;

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Quality Agreement” means the agreement (the form of which is set forth in Schedule F) between the parties setting out the quality assurance standards for the Manufacturing Services to be performed by Patheon for Client;

“Recall” has the meaning specified in Section 6.2(a);

“Regulatory Authority” means the FDA and any other foreign regulatory agencies competent to grant marketing approvals for pharmaceutical products including the Products in the Territory;

“RFID” means Radio Frequency Identification Devices which (at present or in the future) may be affixed to Products or Materials to assist in inventory control, tracking, and identification;

“Remediation Period” has the meaning specified in Section 8.2(a);

“Shortfall” has the meaning specified in Section 2.2(b);

“Specifications” means the file, for each Product, which is given by Client to Patheon in accordance with the procedures listed in Schedule A and which contains documents relating to each Product, including, without limitation:

(a)	specifications for Active Materials and Components;

(b)	manufacturing specifications, directions, and processes, including, but not limited to, in-process specifications ;

(c)	storage requirements;

(d)	all environmental, health and safety information for each the Product including material safety data sheets; and

(e)	the finished Product specifications, packaging specifications and shipping requirements for each Product;

all as updated, amended and revised from time to time by Client in accordance with the terms of this Agreement;

“Target Yield” has the meaning specified in Section 2.2(a);

“Target Yield Determination Batches” has the meaning specified in Section 2.2(a);

“Technical Dispute” has the meaning specified in Section 12.2;

“Territory” means the United States, its territories and possessions;

“Third Party Rights” means the Intellectual Property of any third party;

“Year” means in the first year of this Agreement the period from the Effective Date up to and including December 31 of the same calendar year, and thereafter will mean a calendar year.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.2 Currency.

Unless otherwise indicated, all monetary amounts are expressed in this Agreement in the lawful currency of the United States of America.

1.3 Sections and Headings.

The division of this Agreement into Articles, Sections, Subsections, and Schedules and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular part, Section or Schedule of this Agreement.

1.4 Singular Terms.

Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice versa.

1.5 Schedules.

The following Schedules are attached to, incorporated in, and form part of this Agreement:

Schedule A	-	Product List and Specifications
Schedule B	-	Minimum Order Quantity, Annual Volume, and Price
Schedule C	-	Annual Stability Testing
Schedule D	-	Active Materials, Active Materials Credit Value, and Maximum Credit Value
Schedule E	-	Technical Dispute Resolution
Schedule F	-	Commercial Quality Agreement
Schedule G	-	(Reserved)
Schedule H	-	Quarterly Active Materials Inventory Report
Schedule I	-	Report of Annual Active Materials Inventory Reconciliation and Calculation of Actual Annual Yield
Schedule J	-	(Reserved)
Schedule K	-	Capital Expenditure and Equipment Agreement

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 2

PATHEON’S MANUFACTURING SERVICES

2.1 Manufacturing Services.

Patheon will perform the Manufacturing Services for the Territory for the fees specified in Schedules B and C to manufacture Products for Client. Schedule B sets forth a list of cost items that are included in the Price for Products; all cost items that are not included in this list are excluded from the Price and are subject to additional fees to be paid by the Client. Patheon may change the Manufacturing Site for the Products only with the prior written consent of Client. If Manufacturing Services have not started within 12 months of the date of execution of this Agreement, Patheon may amend the fees set out in Schedules B and C in accordance with the provisions of Section 4.2 hereof. During the Initial Term, Client agrees that it will purchase and Patheon agrees to manufacture at least ***% of Client’s requirements of Products offered for sale by Client in the Territory. Patheon will cooperate with Client to qualify a secondary manufacturing site owned by Patheon or one of its Affiliates. In performing the Manufacturing Services, Patheon and Client agree that:

(a)	Conversion of Active Materials and Components. Patheon will convert Active Materials and Components into Products.

(b)

Quality Control and Quality Assurance. Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement. Batch review and release to Client will be the responsibility of Patheon’s quality assurance group. Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures. Each time Patheon ships Products to Client, it will give Client a certificate of analysis and certificate of compliance or, in the case of packaged Product, a certificate of completion, each in a form to be mutually agreed upon by the parties, including a statement that the batch has been manufactured and tested in accordance with Specifications and cGMPs. Client will have sole responsibility for the release of Products to the market. The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, and data printouts, raw material data, and laboratory notebooks are the exclusive property of Patheon. Specific Product related information contained in those batch documents is exclusive property of Client.

(c)

Components. Patheon will purchase and test all Components (with the exception of those that are supplied by Client) at Patheon’s expense and as required by the Specifications. With respect to all Components purchased by Patheon for use in the Manufacture of the Products, Patheon will seek to obtain for Client the right to reference the supplier’s Drug Master File (DMF) in connection with Client’s regulatory filings relating to the Products.

(d)

Stability Testing. Patheon will conduct stability testing on the Products in accordance with the protocols set out in the Specifications for the separate fees and during the time periods set out in Schedule C. Patheon will not make any changes to these testing protocols without prior written approval from Client. If a confirmed stability test failure occurs, Patheon will notify Client within one Business Day, after which Patheon and Client will jointly determine the proceedings and methods to be undertaken to investigate the cause of the failure, including which party will bear the cost of the investigation. Patheon will not be liable for these costs unless it has failed to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws. Patheon will give Client copies of all stability test data and results at Client’s request.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)

Packaging. Patheon will package the Products as set out in the Specifications. Client will be responsible for the cost of artwork development. Patheon will determine and imprint the batch numbers and expiration dates for each Product shipped. The batch numbers and expiration dates will be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs. Client may, in its sole discretion, make changes to labels, product inserts, and other packaging for the Products. Those changes will be submitted by Client to all applicable governmental agencies and other third parties responsible for the approval of the Products, as required. Client will be responsible for the cost of labelling obsolescence when changes occur, as contemplated in Section 4.4. Patheon’s name will not appear on the label or anywhere else on the Products unless: (i) required by any Laws; or (ii) Patheon consents in writing to the use of its name.

(f)

Active Materials. Patheon will order the Active Materials on behalf of Client and will manage the Active Materials inventory. Invoices from the Active Materials supplier will be sent directly from the supplier to Client for payment. Patheon will charge Client a handling fee of ***% of the cost of the Active Materials which will be included in the Price for the Products. All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer confirming the identity and purity of the Active Materials and its compliance with the Active Material specifications. Patheon will test all Active Materials in accordance with Patheon’s then current standard operating procedures.

(g)	Bill Back Items. Bill Back Items will be charged to Client at Patheon’s actual cost plus a ***% handling fee.

(h)

Product Rejection for Finished Product Specification Failure. Internal process specifications will be defined and mutually agreed upon. If Patheon manufactures Product in accordance with the agreed upon process specifications and a batch or portion of batch of Product does not meet a Finished Product Specification, Client will pay Patheon the applicable fee per unit for the non-conforming Product.

2.2 Active Material Yield.

(a)

Reporting. Patheon will give Client a monthly inventory report of the Active Materials held by Patheon (if active manufacturing is taking place during the month) using the inventory report form set out in Schedule H, which will contain the following information for the month:

Quantity Received: The total quantity of Active Materials that complies with the Specifications and is received at the Manufacturing Site during the applicable period.

Quantity Dispensed: The total quantity of Active Materials dispensed at the Manufacturing Site during the applicable period. The Quantity Dispensed is calculated by adding the Quantity Received to the inventory of Active Materials that complies with the Specifications held at the beginning of the applicable period, less the inventory of Active Materials that complies with the Specifications held at the end of the period. The

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Quantity Dispensed will only include Active Materials received and dispensed in commercial manufacturing of Products and, for certainty, will not include any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or dispensed in technical transfer activities or development activities during the applicable period, including without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period.

Quantity Converted: The total amount of Active Materials contained in the Products manufactured with the Quantity Dispensed (including any additional Products produced in accordance with Section 6.3(a) or 6.3(b)), delivered by Patheon, and not rejected, recalled or returned in accordance with Section 6.1 or 6.2 because of Patheon’s failure to perform the Manufacturing Services in accordance with Specifications, cGMPs, and Applicable Laws.

Within *** days after the end of each Year, Patheon will prepare an annual reconciliation of Active Materials on the reconciliation report form set forth in Schedule I including the calculation of the “Actual Annual Yield” or “AAY” for the Product at the Manufacturing Site during the Year. AAY is the percentage of the Quantity Dispensed that was converted to Products and is calculated as follows:

***

After Patheon has produced a minimum of *** commercial production batches of Product and has produced commercial production batches for at least six months at the Manufacturing Site (collectively, the “Target Yield Determination Batches”), the Parties will mutually agree on the target yield for the Product at the Manufacturing Site (each, a “Target Yield”). The Target Yield Determination Batches will not include any batches that, upon mutual agreement of the parties, were produced in production runs involving technical difficulties or involving an extraordinary loss of Active Materials. Once the Target Yield is established for a given Year, Patheon will use commercially reasonable efforts to maintain Actual Annual Yield for each Product equal to or above the applicable Target Yield for such Year. The Target Yield will be revised annually to reflect the actual manufacturing experience as agreed to by the parties.

(b)

Shortfall Calculation. If the Actual Annual Yield falls more than *** percent below the respective Target Yield in a Year, then the shortfall for the Year (the “Shortfall”) will be calculated as follows:

***

(c)	Credit for Shortfall. If there is a Shortfall for a Product in a Year, then Patheon will credit Client’s account for the amount of the Shortfall not later than *** days after the end of the Year.

Each credit under this Section 2.2(c) will be summarized on the reconciliation report form set forth in Schedule I. Upon expiration or termination of this Agreement, any remaining credit owing under this Section 2.2 will be promptly paid to Client. The Annual Shortfall, if any, will be disclosed by Patheon on the reconciliation report form.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d)

Maximum Credit. Patheon’s liability for Active Materials calculated in accordance with this Section 2.2 for any Product in a Year will not exceed, in the aggregate, the Maximum Credit Value set forth in Schedule D.

(e)

No Material Breach. It will not be a material breach of this Agreement by Patheon under Section 8.2(a) if the Actual Annual Yield is less than the Target Yield if Patheon credits Client for any amount of Shortfall within the time period specified in Section 2.2 (c) above. But if the Annual Yield is more than ***% below the Target Yield, Client will have all rights available to it under Section 8.2.

ARTICLE 3

CLIENT’S OBLIGATIONS

3.1 Payment.

Client will pay Patheon for performing the Manufacturing Services according to the Prices specified in Schedules B and C. These prices may be subject to adjustment under other parts of this Agreement. Client will also pay Patheon for any Bill Back Items.

3.2 Active Materials.

If applicable, Patheon and the Client will reasonably cooperate to permit the import of the Active Materials into the United States. Client’s obligation will include obtaining the proper release of the Active Materials from U.S. Customs and the FDA. Client or Client’s designated broker will be the “Importer of Record” for Active Materials imported into the United States. The Active Materials will be held by Patheon on behalf of Client as set forth in this Agreement. Title to the Active Materials will at all times remain the property of Client. Any Active Materials received by Patheon will only be used by Patheon to perform the Manufacturing Services.

ARTICLE 4

CONVERSION FEES AND COMPONENT COSTS

4.1 First Year Pricing.

The tiered Price and annual stability Price for the Products for the first Year are listed in Schedules B and C and are subject to the adjustments set forth in Sections 4.2 and 4.3.

4.2 Price Adjustments – Subsequent Years’ Pricing.

After the first Year of the Agreement, Patheon may adjust the Price effective January 1st of each Year as follows:

(a)

Manufacturing Costs. Patheon may adjust the Price for inflation/deflation, based upon the preliminary number for any increase or decrease in the Producer Price Index ***for *** (“PPI”) published by the United States Department of Labor, Bureau of Labor Statistics in

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

August of the preceding Year compared to the final number for the same month of the Year prior to that, unless the parties otherwise agree in writing. On or about November 1st of each Year, Patheon will give Client a statement setting forth the calculation for the inflation adjustment which may be applied in calculating the Price for the next Year. Patheon’s right to adjust the Price under this Section 4.2(a) only applies to labor and overhead expenses incorporated into the Price, and no other elements of the Price including, without limitation the cost of Components, which are addressed in Sections 4.2(b) and 4.3.

(b)

Component Costs. If Patheon incurs an increase or decrease in Component costs during the Year, it may increase or decrease the Price for the next Year to pass through the new Component costs., On or about November 1st of each Year, Patheon will give Client information about the increase or decrease in Component costs which will be applied to the calculation of the Price for the next Year to reasonably demonstrate that the Price increase is justified. Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers but Patheon will use commercially reasonable efforts to obtain consent of its suppliers to disclose pricing information applicable to Client’s Products.

(c)

Pricing Basis. Client acknowledges that the Price in any Year is quoted based upon the Minimum Order Quantity and the Annual Volume specified in Schedule B. The Price is subject to change for the next Year if the specified Minimum Order Quantity is revised downward or if the Annual Volume is not ordered in a Year, unless otherwise agreed by the parties. For greater certainty, if Patheon and Client agree that the Minimum Order Quantity will be reduced or the Annual Volume will not be ordered in a Year whether as a result of a decrease in estimated Annual Volume or otherwise, except for decreases in volume which result from Patheon’s failure to manufacture the Products in accordance with the provisions of this Agreement, and, as a result of the reduction, Patheon demonstrates to Client that its costs to perform the Manufacturing Services or to acquire the Materials for the Product will increase on a per unit basis (including the amount of the increase), then Patheon may increase the Price by an amount sufficient to absorb the documented increased costs. Patheon acknowledges that Annual Volume which exceeds the highest tier or the forecast provided in Section 5.1(a) may result in greater manufacturing efficiencies and, if these efficiencies are achieved, the fee for Manufacturing Services will be decreased to reflect the greater efficiencies. On or about November 1st of each Year, Patheon will give Client a statement setting forth the information to be applied in calculating those adjustments, if any, for the next Year. Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers but, at the request of Client, Patheon will use commercially reasonable efforts to obtain consent of its suppliers to disclose pricing information applicable to Client’s Products.

(d)

Tier Pricing (if applicable). The pricing in Schedule B is set forth in Annual Volume tiers based upon the Client’s volume forecasts under Section 5.1. The Client will be invoiced during the Year for the unit price set forth in the Annual Volume tier based on the *** forecast provided in *** of the previous Year. Within *** days of the end of each Year or of the termination of the Agreement, Patheon will send Client a reconciliation of the actual volume of Product ordered by the Client during the Year with the pricing tiers. If Client has overpaid during the Year, Patheon will issue a credit to the Client for the amount of the overpayment within *** days of the end of the Year or will issue payment to the Client for

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the overpayment within *** days of the expiration or termination of the Agreement. If Client has underpaid during the Year, Patheon will issue an invoice to the Client under Section 5.6 for the amount of the underpayment within *** days of the end of the Year or of the expiration or termination of the Agreement. If Client disagrees with the reconciliation, the parties will work in good faith to resolve the disagreement amicably. If the parties are unable to resolve the disagreement within *** days, the matter will be handled under Section 12.1.

For all Price adjustments under this Section 4.2, Patheon will deliver to Client on or about *** of each Year a revised Schedule B to be effective for the next Year together with documentation reasonably sufficient to demonstrate that an adjustment is justified as set forth above. The revised fee will be effective for any Product ordered after the end of the then current Year but Client will have the option upon *** days prior written notice to Patheon to source any Component for which the price has increased by more than ***% from the preceding Year.

4.3 Price Adjustments – Current Year Pricing.

During any Year of this Agreement, the Prices set out in Schedule B will be adjusted as follows:

Extraordinary Increases or Decreases in Component Costs. If, at any time during a Year, market conditions result in Patheon’s cost of Components being materially greater or less than normal forecasted increases or decreases, then the parties will be entitled to an adjustment to the Price for any affected Product to compensate it for the increased or decreased Component costs. Changes materially greater or less than normal forecasted increases will have occurred if: (i) the cost of a Component increases or decreases by ***% of the cost for that Component upon which the most recent fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases or decreases by ***% of the total Component costs for the Product upon which the most recent fee quote was based. If Component costs have been previously adjusted to reflect an increase or decrease in the cost of one or more Components, the adjustments set out in (i) and (ii) above will operate based on the last cost adjustment for such Components.

For a Price adjustment under this Section 4.3, Patheon will deliver to Client a revised Schedule B and budgetary pricing information, adjusted Component costs or other documents reasonably sufficient to demonstrate that a Price adjustment based on extraordinary increases in Component costs is justified. Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers but, at the request of Client, Patheon will use commercially reasonable efforts to obtain consent of its suppliers to disclose pricing information applicable to Client’s Products. The revised Price will be effective for any Product delivered on or after the first day of the month following Client’s receipt of the revised Schedule B but, upon *** days prior written notice to Patheon, Client will have the right to directly source any Component, the price for which has been increased pursuant to this Section 4.3.

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4.4 Adjustments Due to Technical Changes.

Amendments to the Specifications or the Quality Agreement requested by Client will only be implemented following a technical and cost review by Patheon and are subject to Client and Patheon reaching agreement on Price changes, if any, required because of the requested amendment. Amendments to the Specifications, the Quality Agreement, or the Manufacturing Site requested by Patheon will only be implemented following the written approval of Client, the approval not to be unreasonably withheld. The Client will not be deemed to have unreasonably withheld consent if approval of the changes requested by Patheon will increase the Price or result in delays in the delivery of the Products. If Client accepts a proposed Price change, the proposed change in the Specifications will be implemented, and the Price change will become effective, only for those orders of Products that are manufactured under the revised Specifications. In addition, if the amendment to the Specifications has been requested by Client, Client agrees to purchase, at Patheon’s cost (including all costs incurred by Patheon for the purchase and handling of the Inventory), all Inventory used under the “old” Specifications and purchased or maintained by Patheon in order to fill Firm Orders or under Section 5.2, to the extent (i) the Inventory can no longer be used under the revised Specifications, (ii) cannot be utilized by Patheon on behalf of another client, or (iii) cannot be returned to the supplier for a credit or refund. Open purchase orders for Components unique to the Manufacture of the Products and no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Firm Orders or under Section 5.2 will be cancelled where possible, and if the orders cannot be cancelled without penalty, will be assigned to and satisfied by Client.

4.5 Multi-Country Packaging Requirements.

If Client decides to have Patheon perform Manufacturing Services for the Product for countries outside of the United States, then Client will inform Patheon of the packaging requirements for each new country and Patheon will prepare a quotation for consideration by Client of any additional Component costs and the change-over fees for the Product destined for each new country. The agreed additional packaging requirements and related packaging costs and change over fees will be set out in a written amendment to this Agreement.

ARTICLE 5

ORDERS, SHIPMENT, INVOICING, PAYMENT

5.1 Orders and Forecasts.

(a)

Rolling *** Forecast. When this Agreement is executed, Client will give Patheon a non-binding *** forecast of the volume of Product that Client expects to order in the first *** of commercial manufacture of the Product. Beginning with Initial Manufacturing Period defined in subsection (b) below, this forecast will then be updated by Client on or before the *** on a rolling forward basis. Client will update the forecast forthwith if it determines that the volumes estimated in the most recent forecast have changed by more than ***%. The most recent *** forecast will prevail.

(b)

Firm Orders for Initial Manufacturing ***. At least *** before the start of commercial manufacture of the Product, Client will update the rolling forecast for the first *** of manufacture of the Product (the “Initial Manufacturing Period”). The first *** of this updated forecast (“Initial Manufacturing ***”) will constitute a firm written order in the

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form of a purchase order or otherwise (“First Firm Order”) by Client to purchase and, when accepted by Patheon, for Patheon to manufacture the quantity of the Product. Client may cancel any Batches from the First Firm Order at no cost if notice of cancellation is received by Patheon *** days or more before the scheduled Delivery Date under the First Firm Order. Client may cancel any Batches from the First Firm Order if notice of cancellation is received by Patheon more than *** days but fewer than *** days before the scheduled Delivery Date under the First Firm Order, but Client will pay Patheon $*** for each cancelled batch if Patheon is unable to utilize this production capacity for another client. The parties agree that this payment will be considered liquidated damages for Patheon’s loss of manufacturing capacity due to the Client’s cancellation of manufacturing and will not be considered a penalty. If the First Firm Order is changed or adjusted as described above, then the initial rolling *** forecast will also be adjusted as necessary.

(c)

Firm Orders Thereafter. Before and during the Initial Manufacturing Period, and on a rolling basis during the term of this Agreement, Client will issue an updated *** forecast on or before the *** day of each month. The first *** of this updated forecast will be firm orders. Concurrent with the *** forecast, Client will issue a firm written order in the form of a purchase order or otherwise (“Firm Order”) by Client to purchase and, when accepted by Patheon, for Patheon to manufacture and deliver the agreed quantity of the Products on a date not less than *** from the first day of the month immediately following the date that the Firm Order is submitted. Firm Orders submitted to Patheon will specify Client’s Manufacturing Services purchase order number, quantities by Product type, *** delivery schedule, and any other elements necessary to ensure the timely manufacture and shipment of the Products. The quantities of Products ordered in those written orders will be firm and binding on Client and may not be reduced by Client.

(d)

*** Forecast. On or before the *** day of *** of each Year, Client will give Patheon a written, non-binding *** forecast, broken down by *** for the *** of the forecast, of the volume of each Product Client then anticipates will be required to be manufactured and delivered to Client during the *** period.

(e)

Acceptance of Firm Order. Patheon will accept Firm Orders by sending an acknowledgement to Client within ten Business Days of its receipt of the Firm Order. The acknowledgement will include, subject to confirmation from the Client, the Delivery Date for the Product ordered. The Delivery Date may be amended by agreement of the Parties or as set forth in Sections 2.1(f) or 5.1(b).

5.2 Reliance by Patheon.

(a) Client understands and acknowledges that Patheon will rely on the Firm Orders and rolling forecasts submitted under Sections 5.1(a), (b), and (c) in ordering the Components required to meet the Firm Orders. In addition, Client understands that to ensure an orderly supply of the Components, Patheon may want to purchase the Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(a) or to meet the production requirements of any longer period agreed to by Patheon and Client. Accordingly, Client authorizes Patheon to purchase Components to satisfy the Manufacturing Services requirements for Products for the first *** contemplated in the most recent forecast given by Client under Section 5.1(a). Patheon may make other purchases of Components to meet Manufacturing Services

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requirements for longer periods if agreed to in writing by the parties. The Client will give Patheon written authorization to order Components for any launch quantities of Product requested by Client which will be considered a Firm Order when accepted by Patheon. If Components ordered by Patheon under Firm Orders or this Section 5.2 are not included in finished Products manufactured for Client within *** after the forecasted *** for which the purchases have been made (or for a longer period as the parties may agree) or if the Components have expired during the period, then ***will *** to *** (including *** by ***for the *** of the *** including a ***). But if these Components are used in Products subsequently manufactured for Client or in third party products manufactured by Patheon, *** will *** for *** of *** to ***by***.

(b) If Client fails to take possession or arrange for the destruction of Components within *** of purchase or, in the case of finished Product, within *** of manufacture, Client will pay Patheon $*** per pallet, per *** thereafter for storing the Components or finished Product. Storage fees for Components or Product which contain controlled substances or require refrigeration will be charged at $*** per pallet per ***. Storage fees are subject to a one pallet minimum charge per ***. Patheon may ship finished Product held by it longer than three months to the Client at Client’s expense on *** days written notice to the Client.

5.3 Minimum Orders.

Client may only order Manufacturing Services for batches of Products in multiples of the Minimum Order Quantities as set out in Schedule B. At the request of Client, Patheon will split batches of Products into different packaging configurations, ***to an ***to be ***.

5.4 Shipments.

Shipments of Products will be made EXW (INCOTERMS 2010) Patheon’s shipping point unless otherwise mutually agreed. Risk of loss or of damage to Products will remain with Patheon until Patheon loads the Products onto the carrier’s vehicle for shipment at the shipping point at which time risk of loss or damage will transfer to Client. Patheon will, in accordance with Client’s instructions and as agent for Client, (i) arrange for shipping to be paid by Client and (ii) at Client’s risk and expense, obtain any export licence or other official authorization necessary to export the Products. Client will arrange for insurance and will select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement. Products will be transported in accordance with the Specifications.

5.5 On Time Delivery.

(a)

Patheon and the Client understand that there may be uncertainties and necessary adjustments in production schedules during the Initial Manufacturing Period. The parties agree that they will work together closely to expedite deliveries and manage the scheduling of the initial Product launch.

(b)

If, after the Initial Manufacturing Period, Patheon is unable to deliver the quantity of Product ordered under a Firm Order on the Delivery Date due to an act or omission by Patheon (a “Late Delivery”), Client will receive a credit from Patheon for the Late Delivery that will be applied against the purchase price under the next Firm Order. The credit will be ***% of the Price of the quantities of Product not delivered by Patheon under the Firm Order on the Delivery Date (i.e., Client Credit = ***in the ***of the ***).

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(c)

A Late Delivery will not be a material breach of this Agreement by Patheon for the purposes of Section 8.2. If Patheon has two Late Deliveries in a calendar quarter or four Late Deliveries in a given Year, the parties will meet as necessary to amicably resolve the reasons for the Late Deliveries. If the parties are unable to resolve the matter within 30 days after the second Late Delivery, Client may exercise its right to terminate this Agreement for cause pursuant to Section 8.2(a), without a further opportunity to cure.

(d)

For clarity, a Late Delivery will not include any delay in shipment of Product caused by events outside of Patheon’s reasonable control, such as a Force Majeure Event, a delay in delivery of API or Materials supplied by Client, a delay in Product release approval from Client, receipt of non-conforming API or Components supplied by Client or any market driven delays in deliveries from approved vendors.

5.6 Invoices and Payment.

Invoices will be sent by fax or email to the fax number or email address given by Client to Patheon in writing. Invoices will be sent when the Product is manufactured and released by Patheon to the Client. Patheon will also submit to Client, with each shipment of Products, a duplicate copy of the invoice covering the shipment. Patheon will also give Client an invoice covering any Inventory or Components which are to be purchased by Client under Section 5.2 of this Agreement. Each invoice will, to the extent applicable, identify Client’s Manufacturing Services purchase order number, Product numbers, names and quantities, unit price, freight charges, and the total amount to be paid by Client. Client will pay all invoices within *** days of the date thereof. Interest on past due accounts will accrue at ***% per month which is equal to an annual rate of ***%. The Late Delivery credits set forth in this Section 5 are only available to Client if all outstanding undisputed invoices have been paid in full or are within *** days outstanding from the invoice date when the Late Delivery arose.

ARTICLE 6

PRODUCT CLAIMS AND RECALLS

6.1 Product Claims.

(a) Product Claims. Client has the right to reject any portion of any shipment of Products that fails to meet the warranties set forth in Section 9.3 hereof (the “Product Warranties”) or fails to comply with the Specifications, cGMPs, or Applicable Laws without invalidating any remainder of the shipment. Client will inspect the Products manufactured by Patheon upon receipt and will give Patheon written notice (a “Deficiency Notice”) of all claims for Products that fail to meet the Product Warranties or fail to comply with the Specifications, cGMPs, or Applicable Laws within *** days after Client’s receipt thereof (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, within 30 days after discovery by Client, but not after the expiration date of the Product). Should Client fail to give Patheon the Deficiency Notice within the applicable *** day period, then the delivery will be deemed to have been accepted by Client on the *** day after delivery or discovery, as applicable. Except as set out in Section 6.3, Patheon will have no liability for any noncompliance or deviations for which it has not received notice within the applicable *** day period.

(b) Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon will have *** days to advise Client by notice in writing whether it disagrees with the contents of the Deficiency Notice. If Client and Patheon fail to agree within *** days after Patheon’s notice to Client as to whether any Products identified in the Deficiency Notice fail to conform to the Product Warranties or deviate from the

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Specifications, cGMPs, or Applicable Laws, then the parties will mutually select an independent laboratory to evaluate if the Products fail to conform to the Product Warranties or deviate from the Specifications, cGMPs, or Applicable Laws. This evaluation will be binding on the parties. If the evaluation certifies that any Products fail to conform to the Product Warranties or deviate from the Specifications, cGMPs, or Applicable Laws, Client may reject those Products in the manner contemplated in this Section 6.1 and Patheon will be responsible for the cost of the evaluation. If the evaluation does not so certify for any of the Products, then Client will be deemed to have accepted delivery of the Products on the ***th day after delivery (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, on the ***th day after discovery thereof by Client, but not after the expiration date of the Product) and Client will be responsible for the cost of the evaluation.

(c) Shortages. Quantities actually shipped pursuant to a purchase order may vary from the quantities reflected in the purchase order by up to ***% and still be deemed to be in compliance with the purchase order. Client will only be invoiced and required to pay for the quantities of Product which Patheon actually ships to Client. Upon Client’s request, Patheon will use commercially reasonable efforts to include any quantities ordered but not shipped in the next shipment of Product ordered by Client.

6.2 Product Recalls and Returns.

(a) Records and Notice. Patheon and Client will each maintain records necessary to permit a Recall of any Products delivered to Client or customers of Client. Each party will promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Products or which might result in the Recall or seizure of the Products. Upon receiving this notice or upon this discovery, each party will stop making any further shipments of any Products in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary. The decision to initiate a Recall or to take some other corrective action, if any, will be made and implemented by solely Client. “Recall” will mean any action (i) by Client to recover title to or possession of quantities of the Products sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Products from the market); or (ii) by any regulatory authorities to detain or destroy any of the Products. Recall will also include any action by either Party to refrain from selling or shipping quantities of the Products to third parties which would have been subject to a Recall if sold or shipped.

(b) Recalls. If (i) any governmental or regulatory authority issues a directive, order or, following the issuance of a safety warning or alert about a Product, a written request that any Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) Client determines that any Product should be Recalled or that a “Dear Doctor” letter is required relating the restrictions on the use of any Product, Patheon will co-operate as reasonably required by Client, having regard to all Applicable Laws.

(c) Product Returns. Client will have the responsibility for handling customer returns of the Products. Patheon will give Client any assistance that Client may reasonably require to handle the returns.

6.3 Patheon’s Responsibility for Defective and Recalled Products.

(a) Defective Product. If Client rejects Products under Section 6.1 and the deviation is determined to have arisen from Patheon’s failure to provide the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws or for the Product to conform to the Product Warranties, Patheon will credit Client’s account for Patheon’s invoice price for the defective Products. If Client previously paid for the defective Products, Patheon will promptly, at Client’s election, either: (i)

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refund the invoice price for the defective Products; (ii) offset the amount paid against other amounts due to Patheon hereunder; or (iii) replace the Products with conforming Products without Client being liable for payment therefor under Section 3.1, contingent upon the receipt from Client of all Active Materials required for the manufacture of the replacement Products. For greater certainty, Patheon’s responsibility for any loss of Active Materials in defective Product will be captured and calculated in the Active Materials Yield under Section 2.2.

(b) Recalled Product. If a Recall or return results from, or arises out of, a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws or for the Product to conform to the Product Warranties, Patheon will be responsible for the documented out-of-pocket expenses of the Recall or return and will use its commercially reasonable efforts to replace the Recalled or returned Products with new Products as soon as practicable, contingent upon the receipt from Client of all Active Materials required for the manufacture of the replacement Products. For greater certainty, Patheon’s responsibility for any loss of Active Materials in Recalled Product will be captured and calculated in the Active Materials Yield under Section 2.2. If Patheon is unable to replace the Recalled or returned Products (except where this inability results from a failure to receive the required Active Materials) within thirty (30) days, then Client may, at its option, request Patheon to reimburse Client for the price that Client paid to Patheon for Manufacturing Services for the affected Products or purchase such Product from another manufacturer. In all other circumstances, Recalls, returns, or other corrective actions will be made at Client’s cost and expense.

(c) Except as set forth in Sections 6.3(a) and (b) above, Patheon will not be liable to Client nor have any responsibility to Client for any deficiencies in, or other liabilities associated with, any Product manufactured by it, (collectively, “Product Claims”). For greater certainty, Patheon will have no obligation for any Product Claims to the extent the Product Claim (i) is caused by deficiencies in the Specifications, the safety, efficacy, or marketability of the Products or any distribution thereof, (ii) results from a defect in a Component that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iii) results from a defect in the Active Materials or Components supplied by Client that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iv) is caused by actions of third parties occurring after the Product is shipped by Patheon under Section 5.4, (v) is due to packaging design or labelling defects or omissions for which Patheon has no responsibility, (vi) is due to any unascertainable reason despite Patheon having performed the Manufacturing Services in accordance with the Product Warranties, Specifications, cGMP’s, and Applicable Laws, or (vii) is due to any other breach by Client of its obligations under this Agreement.

6.4 Disposition of Defective or Recalled Products.

Client will not dispose of any damaged, defective, returned, or Recalled Products for which it intends to assert a claim against Patheon without Patheon’s prior written authorization to do so. Alternatively, Patheon may instruct Client to return the Products to Patheon. Patheon will bear the cost of disposition for any damaged, defective, returned or Recalled Products for which it bears responsibility under Section 6.3. In all other circumstances, Client will bear the cost of disposition, including all applicable fees for Manufacturing Services, for any damaged, defective, returned, or Recalled Products.

6.5 Healthcare Provider or Patient Questions and Complaints.

Client will have the sole responsibility for responding to questions and complaints from its customers. Questions or complaints received by Patheon from Client’s customers, healthcare providers or patients will be promptly referred to Client. Patheon will co-operate as reasonably required to allow Client to determine the cause of and resolve any questions and complaints. This assistance will include

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follow-up investigations, including testing. In addition, Patheon will give Client all mutually agreed upon information that will enable Client to respond properly to questions or complaints about the Products as set forth in the Quality Agreement. Unless it is determined that the cause of the complaint resulted from a failure by Patheon to perform the Manufacturing Services in accordance with the Product Warranties, the Specifications, cGMPs, and Applicable Laws, all costs incurred under this Section 6.5 will be borne by Client.

6.6 Sole Remedy.

Except for the indemnity set forth in Section 10.3 and subject to the limitations set forth in Sections 10.1 and 10.2, the remedies described in this Article 6 will be Client’s sole remedy for any failure by Patheon to provide the Manufacturing Services in accordance with the Specifications, cGMPs, Applicable Laws, or the Product Warranties.

ARTICLE 7

CO-OPERATION

7.1 Quarterly Review.

Each party will forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers will meet not less than quarterly to review the current status of the business relationship and manage any issues that have arisen.

7.2 Governmental Agencies.

Subject to Section 7.8, each party may communicate with any governmental agency, including but not limited to Regulatory Authorities , regarding the Products if, in the opinion of that party’s counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation. Unless, in the reasonable opinion of its counsel, there is a legal prohibition against doing so, a party will permit the other party to accompany and take part in any communications with the agency, and to receive copies of all communications from the agency and to review and provide comments on any responses to the communications.

7.3 Records and Accounting by Patheon.

Patheon will keep records of the manufacture, testing, and shipping of the Products, and retain samples of the Products as are necessary to comply with manufacturing regulatory requirements applicable to Patheon relating to the conduct of the Manufacturing Services, as well as to assist with resolving Product complaints and other similar investigations. Copies of the records and samples will be retained for one year following the date of Product expiry, or longer if required by law, at which time Client will be contacted concerning the delivery and destruction of the documents and/or samples of Products. Patheon, on behalf of Client, is responsible for retaining samples of the Products necessary to comply with the legal/regulatory requirements applicable to Client.

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7.4 Inspection of Records.

Client may inspect Patheon reports and records relating to this Agreement during normal business hours and with reasonable advance notice, but a Patheon representative must be present during the inspection.

7.5 Client Inspections of Manufacturing Site.

Patheon will give Client reasonable access at mutually agreeable times to the areas of the Manufacturing Site in which the Products are manufactured, stored, tested, handled, or shipped to permit Client to verify that the Manufacturing Services are being performed in accordance with the Specifications, cGMPs, and Applicable Laws. But, with the exception of “for-cause” audits, Client will be limited each Year to one cGMP-type audit, lasting no more than two days, and involving no more than two auditors. Client may request additional cGMP-type audits, additional audit days, or the participation of additional auditors subject to payment to Patheon of a fee of $*** for each additional audit day and $*** per audit day for each additional auditor. The right of access set forth in this Section 7.5 will not include a right to access or inspect Patheon’s financial records.

7.6 Regulatory Inspections of Manufacturing Site.

If a Regulatory Authority gives Patheon notice of an inspection of any Manufacturing Site and the inspection relates, in whole or in part, to the Manufacturing Services, Patheon will notify Client within *** Business Day *** hours of receiving the notice and will provide Client with copies of all correspondence or portions of correspondence which relate to the Product. Where reasonably practicable, Client will be given the opportunity to have a representative present at a Manufacturing Site during an inspection by a Regulatory Authority that relates to the Client’s products.

7.7 Reports.

Patheon will supply on an annual basis all Product data in its control, including release test results, complaint test results, and all investigations (in manufacturing, testing, and storage), that Client reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that Client is required to file with the FDA. At the Client’s request, Patheon will provide a copy of the Annual Product Review Report to the Client at no additional cost. Any additional report requested by Client beyond the scope of cGMPs and customary FDA requirements will be subject to an additional fee to be agreed upon between Patheon and the Client.

7.8 FDA Filings.

(a) Regulatory Authority. Client will have the sole responsibility for filing all documents with all Regulatory Authorities and taking any other actions that may be required for the receipt and/or maintenance of Regulatory Authority approval for the commercial manufacture of the Products. Patheon will assist Client, to the extent consistent with Patheon’s obligations under this Agreement, to obtain Regulatory Authority approval for the commercial manufacture of all Products as quickly as reasonably possible.

(b) Verification of Data. At least *** days prior to filing any documents with any Regulatory Authority that incorporate data generated by Patheon, Client will give Patheon a copy of the documents incorporating this data to give Patheon the opportunity to verify the accuracy and regulatory validity of those documents as they relate to Patheon generated data.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) Verification of CMC. At least *** days prior to filing with any Regulatory Authority any documentation which is or is equivalent to the FDA’s Chemistry and Manufacturing Controls (“CMC”) related to any Marketing Authorization, such as a New Drug Application or Abbreviated New Drug Application, Client will give Patheon a copy of the CMC as well as all supporting documents which have been relied upon to prepare the CMC. This disclosure will permit Patheon to verify that the CMC accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform under this Agreement. Client will give Patheon copies of all FDA filings at the time of submission which contain CMC information regarding the Product.

(d) Deficiencies. If, in Patheon’s sole discretion, acting reasonably, Patheon determines that any of the information given by Client under clauses (b) and (c) above is inaccurate or deficient in a material manner (the “Deficiencies”), Patheon will notify Client in writing of the Deficiencies. The parties will work together to have the Deficiencies resolved prior to submission of the information to a Regulatory Authority.

(e) Client Responsibility. For clarity, the parties agree that in reviewing the documents referred to in clause (b) above, Patheon’s role will be limited to verifying the accuracy of the description of the work undertaken or to be undertaken by Patheon. Subject to the foregoing, Patheon will not assume any responsibility for the accuracy of any application for receipt of an approval by a Regulatory Authority. The Client is solely responsibility for the preparation and filing of the application for approval by the Regulatory Authorities and any relevant costs will be borne by the Client.

(f) Inspection by Regulatory Authorities. If Client does not give Patheon the documents requested under clause (b) above within the time specified and if Patheon reasonably believes that Patheon’s standing with a Regulatory Authority may be jeopardized, Patheon may, in its sole discretion, delay or postpone any inspection by the Regulatory Authority until Patheon has reviewed the requested documents and is satisfied with their contents.

ARTICLE 8

TERM AND TERMINATION

8.1 Initial Term.

This Agreement will become effective as of the Effective Date and will continue until December 31 of the Year that is four Years after the Commencement Date (the “Initial Term”), unless terminated earlier by one of the parties in accordance herewith. This Agreement will automatically continue after the Initial Term for successive terms of two years each unless either party gives written notice to the other party of its intention to terminate this Agreement at least 18 months prior to the end of the Initial Term and 12 months prior to the end of any renewal term.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.2 Termination.

(a) Either party at its sole option may terminate this Agreement upon written notice where the other party has failed to remedy a material breach of any of its representations, warranties, or other obligations under this Agreement within 60 days following receipt of a written notice (the “Remediation Period”) of the breach that expressly states that it is a notice under this Section 8.2(a) (a “Breach Notice”). The aggrieved party’s right to terminate this Agreement under this Section 8.2(a) may only be exercised for a period of 60 days following the expiry of the Remediation Period (where the breach has not been remedied) and if the termination right is not exercised during this period then the aggrieved party will be deemed to have waived the breach of the representation, warranty, or obligation described in the Breach Notice.

(b) Either party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other party if: (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party; or (iii) this Agreement is assigned by the other party for the benefit of creditors.

(c) Client may terminate this Agreement as to any Product upon 30 days’ prior written notice if any Authority takes any action, or raises any objection, that prevents Client from importing, exporting, purchasing, or selling the Product or if it is determined that Client’s formulation or sale of the Product infringes any patent rights or other intellectual property rights of any other party. But if this occurs, Client will still fulfill all of its obligations under Section 8.4 below and under the Capital Expenditure and Equipment Agreement regarding this Product.

(d) Patheon may terminate this Agreement upon six months’ prior written notice if Client assigns under Section 13.6 any of its rights under this Agreement to an assignee that, in the opinion of Patheon acting reasonably, is: (i) not a credit worthy substitute for Client; or (ii) a competitor of Patheon;

(e) Notwithstanding anything in this Article 8 to the contrary, Client may terminate this Agreement at any time during the Initial Term or any subsequent renewal term upon 24 months’ prior written notice to Patheon, if Client assigns, sells, licenses, or otherwise transfers any rights to commercialize the Product in the United States to a third party.

8.3 Product Discontinuation.

Client will give at least three months’ advance notice if it intends to no longer order Manufacturing Services for a Product due to this Product’s discontinuance in the market, except for discontinuance due to recall or other legally mandated discontinuance.

8.4 Obligations on Termination.

If this Agreement is completed, expires, or is terminated in whole or in part for any reason, then:

(a)	Client will take delivery of and pay for all undelivered Products that are manufactured and/or packaged under a Firm Order, at the price in effect at the time the Firm Order was placed;

(b)

Client will purchase, at Patheon’s cost (including all costs incurred by Patheon for the purchase of the Inventory including a ***% handling fee), the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.2 prior to notice of termination being given;

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)

Client will satisfy the purchase price payable under Patheon’s orders with suppliers of Components, if the orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.2 and which are not currently usable by Patheon to manufacture products for third parties or cannot be returned to suppliers for a full or partial refund;

(d)	Patheon will return to Client all unused Active Materials (with shipping and related expenses, if any, to be borne by Client);

(e)	Client acknowledges that no competitor of Patheon will be permitted access to the Manufacturing Site; and

(f)

Client will make commercially reasonable efforts, at its own expense, to remove from Patheon site(s), within 30 days, all of Client’s Components, Inventory and Materials (whether current or obsolete), supplies, undelivered Product, chattels, Equipment or other moveable property owned by Client, related to the Agreement and located at a Manufacturing Site or that is otherwise under Patheon’s care and control (“Client Property”). If Client fails to remove the Client Property within 30 days following the completion, termination, or expiration of the Agreement Client will pay Patheon $*** per pallet, per ***, one pallet minimum ($*** per pallet, per ***, one pallet minimum, for any of the Client Property that contains controlled substances or requires refrigeration) thereafter for storing the Client Property and will assume any third party storage charges invoiced to Patheon regarding the Client Property. Patheon will invoice Client for the storage charges as set forth in Section 5.6 of this Agreement.

Any termination or expiration of this Agreement will not affect any outstanding obligations or payments due hereunder prior to the termination or expiration, nor will it prejudice any other remedies that the parties may have under this Agreement or the Capital Expenditure and Equipment Agreement. For greater certainty, termination of this Agreement for any reason will not affect the obligations and responsibilities of the parties under Articles 10 and 11 and Sections 5.4, 5.6, 8.4, 13.1, 13.2, 13.3, and 13.15, all of which survive any termination.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Authority.

Each party covenants, represents, and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.2 Client Warranties.

Client covenants, represents, and warrants that:

(a)	the Specifications for each of the Products are its or its Affiliate’s property and that Client may lawfully disclose the Specifications to Patheon;

(b)

to Client’s knowledge, there are no actions or other legal proceedings, concerning the infringement of Third Party Rights related to the sale, use, or other disposition of any Product made in accordance with the Specifications;

(c)	the Specifications for all Products conform to all applicable cGMPs and Applicable Laws;

(d)

upon Client’s receipt of approval from a Regulatory Authority for any country in the Territory, the Products, if labelled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs and Applicable Laws may be lawfully sold and distributed in such country;

9.3 Patheon Warranties.

Patheon covenants, represents, and warrants that:

(a)

at the time of sale and shipment to Client by Patheon the Product (a) will conform to the Specifications then in effect, (b) will have been manufactured in accordance with (i) cGMPs and Applicable Laws and (ii) the process and conditions set forth in the CMC section of Clients’ New Drug Application for the Product maintained by FDA or similar regulatory submission by another Regulatory Authority, and (c) will not be (i) adulterated or misbranded by Patheon within the meaning of the FD&C Act or (ii) an article that many not be introduced into interstate commerce under the provisions of Sections 404 or 505 of the FD&C Act;

(b)

any Patheon Intellectual Property used by Patheon to perform the Manufacturing Services (i) is Patheon’s or its Affiliate’s unencumbered property, (ii) may be lawfully used by Patheon, and (iii) does not infringe and will not infringe any Third Party Rights; and

(c)	during the term of this Agreement, Patheon agrees to manufacture and sell the Products *** to Client and to ***from*** and *** ***and ***in a ***a ***that***in a ***.

9.4 Debarred Persons.

Patheon covenants that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b). Patheon represents that it does not currently have, and covenants that it will not hire, as an officer or an employee, contractor, supplier or agent any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Federal Food, Drug, and Cosmetic Act (United States). If during the term of this Agreement, Patheon or any of its employees performing services pursuant to this Agreement or of any individual, corporation, partnership or association providing services to Patheon which directly or indirectly relate to activities under this Agreement (i) becomes debarred or (ii) receives notice of an action or threat of an action with respect to its debarment, Patheon will notify the Client immediately.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.5 Permits.

Client will be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals for the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

Patheon will maintain at all relevant times all governmental permits, licenses, approval, and authorities required to enable it to lawfully and properly perform the Manufacturing Services.

9.6 No Warranty.

PATHEON MAKES NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY FOR THE PRODUCTS.

ARTICLE 10

REMEDIES AND INDEMNITIES

10.1 Consequential Damages.

Under no circumstances whatsoever will either party be liable to the other in contract, tort, negligence, breach of statutory duty, or otherwise for (i) any (direct or indirect) loss of profits, of production, of anticipated savings, of business, or goodwill or (ii) for any other liability, damage, costs, or expense of any kind incurred by the other party of an indirect or consequential nature, regardless of any notice of the possibility of these damages.

10.2 Limitation of Liability.

(a) Active Materials. Except as expressly set forth in Section 2.2, under no circumstances will Patheon be responsible for any loss or damage to the Active Materials. Patheon’s maximum responsibility for loss or damage to the Active Materials will not exceed the Maximum Credit Value set forth in Schedule D.

(b) Maximum Liability. Patheon’s maximum liability to Client under this Agreement for any reason whatsoever, including, any liability arising under Article 6 or resulting from any and all breaches of its representations, warranties, or any other obligations under this Agreement, but excluding any liability under Section 10.3 hereof, will not exceed in a Year ***% of annual revenue to Patheon up to a maximum of $*** in the aggregate.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10.3 Patheon.

Patheon agrees to defend, indemnify, and hold Client, its directors, officers, employees, and agents harmless against any and all losses, damages, costs (including reasonable attorneys’ fees), claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to any claim of personal injury or property damage to the extent that the injury or damage is the result of (i) a breach of this Agreement by Patheon, including, without limitation, any representation or warranty contained herein, (ii) a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws, or (iii) Patheon’s infringing or misappropriating any proprietary or confidential information or Third Party Rights in the performance of its obligations hereunder, except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Client, its directors, officers, employees, agents, or Affiliates.

10.4 Client.

Client agrees to defend, indemnify, and hold Patheon, its directors, officers, employees, and agents harmless against any and all losses, damages, costs (including reasonable attorneys’ fees), claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to (i) any claim of infringement or alleged infringement of any Third Party Rights in the Products, or any portion thereof, or (ii) any claim of personal injury or property damage to the extent that the injury or damage is the result of a breach of this Agreement by Client, including, without limitation, any representation or warranty contained herein, except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Patheon, its directors, officers, employees, or agents.

10.5 Indemnification Procedure.

If a claim occurs, the party seeking indemnification will: (a) promptly notify the other party of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) cooperate fully with the indemnifying party and its legal representatives in the defense of the claim; and (d) permit the indemnifying party to control the defense and settlement of the claim, all at the indemnifying party’s cost and expense; provided, however, that no settlement of any such claim will include any admission of wrongdoing on the part of the indemnified party, without the prior written consent of the indemnified party, which such consent will not be unreasonably withheld. Subject to the indemnifying party’s right to direct and control the defense of such claim, the indemnified party will have the right, but not the obligation, at its own expense to select and to obtain representation by separate legal counsel.

10.6 Reasonable Allocation of Risk.

This Agreement (including, without limitation, this Article 10) is reasonable and creates a reasonable allocation of risk for the relative profits the parties each expect to derive from the Products. Patheon assumes only a limited degree of risk arising from the manufacture, distribution, and use of the Products because Client has developed and holds the marketing approval for the Products, Client requires Patheon to manufacture and label the Products strictly in accordance with the Specifications and Product Warranties, and Client, not Patheon, is best positioned to inform and advise potential users about the circumstances and manner of use of the Products.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 11

CONFIDENTIALITY

11.1 Confidentiality.

The Confidentiality Agreement will apply to all confidential information disclosed by the parties under this Agreement. If the Confidentiality Agreement expires or is terminated prior to the expiration or termination of this Agreement, the terms of the Confidentiality Agreement will continue to govern the parties’ obligations of confidentiality for any confidential or proprietary information disclosed by the parties hereunder, for the term of this Agreement, as though the Confidentiality Agreement remained in full force and effect.

ARTICLE 12

DISPUTE RESOLUTION

12.1 Commercial Disputes.

If any dispute arises out of this Agreement (other than a dispute under Section 6.1(b) or a Technical Dispute, as defined herein), the parties will first try to resolve it amicably. In that regard, any party may send a notice of dispute to the other, and each party will appoint, within ten Business Days from receipt of the notice of dispute, a single representative having full power and authority to solve the dispute. The representatives will meet as necessary in order to resolve the dispute. If the representatives fail to resolve the matter within one month from their appointment, or if a party fails to appoint a representative within the ten Business Day period set forth above, the dispute will immediately be referred to the Chief Operating Officer (or another officer as he/she may designate) of each party who will meet and discuss as necessary to try to resolve the dispute amicably within 30 days. Should the parties fail to reach a resolution under this Section 12.1, the dispute will be referred to a court of competent jurisdiction in accordance with Section 13.16.

12.2 Technical Dispute Resolution.

If a dispute arises (other than disputes under Sections 6.1(b) or 12.1) between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage, or other activities under this Agreement (a “Technical Dispute”), the parties will make all reasonable efforts to resolve the dispute by amicable negotiations. In that regard, senior representatives of each party will, as soon as practicable and in any event no later than ten Business Days after a written request from either party to the other, meet in good faith to resolve any Technical Dispute. If, despite this meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within 30 Business Days of the written request, the Technical Dispute will, at the request of either party, be referred for determination to an expert in accordance with Schedule E. If the parties cannot agree that a dispute is a Technical Dispute, Section 12.1 will prevail. For greater certainty, the parties agree that the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including Schedule E) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 13

MISCELLANEOUS

13.1 Inventions.

(a) For the term of this Agreement, Client hereby grants to Patheon a non-exclusive, paid-up, royalty-free, non-transferable license of Client’s Intellectual Property which Patheon must use in order to perform the Manufacturing Services.

(b) All Intellectual Property generated or derived by Patheon while performing the Manufacturing Services, to the extent it is specific to the development, manufacture, use, and sale of Client’s Product that is the subject of the Manufacturing Services, will be the exclusive property of Client.

(c) All Patheon Intellectual Property will be the exclusive property of Patheon. Patheon hereby grants to Client a perpetual, irrevocable, non-exclusive, paid-up, royalty-free, transferable license to use the Patheon Intellectual Property used by Patheon to perform the Manufacturing Services to enable Client to manufacture or have the Product(s) manufactured by a third party.

(d) Each party will be solely responsible for the costs of filing, prosecution, and maintenance of patents and patent applications on its own Inventions.

(e) Either party will give the other party written notice, as promptly as practicable, of all Inventions which can reasonably be deemed to constitute improvements or other modifications of the Products or processes or technology owned or otherwise controlled by the party.

13.2 Intellectual Property.

Subject to Section 13.1, all Client Intellectual Property will be owned by Client and all Patheon Intellectual Property will be owned by Patheon. Neither party has, nor will it acquire, any interest in any of the other party’s Intellectual Property unless otherwise expressly agreed to in writing. Neither party will use any Intellectual Property of the other party, except as specifically authorized by the other party or as required for the performance of its obligations under this Agreement.

13.3 Insurance.

Each party will maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for a period of three years thereafter. This insurance will have policy limits of not less than (i) $*** for each occurrence for personal injury or property damage liability; and (ii) $*** in the aggregate per annum for product and completed operations liability. If requested each party will give the other a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date, and the limits of liability. The insurance certificate will further provide for a minimum of 30 days’ written notice to the insured of a cancellation of, or material change in, the insurance. If a party is unable to maintain the insurance policies required under this Agreement through no fault of its own, then the party will forthwith notify the other party in writing and the parties will in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.4 Independent Contractors.

The parties are independent contractors and this Agreement will not be construed to create between Patheon and Client any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners, or any similar relationship, the existence of which is expressly denied by the parties.

13.5 No Waiver.

Either party’s failure to require the other party to comply with any provision of this Agreement will not be deemed a waiver of the provision or any other provision of this Agreement, with the exception of Sections 6.1 and 8.2.

13.6 Assignment.

(a)

Patheon may not assign this Agreement or any of its rights or obligations hereunder without the written consent of Client. But Patheon may arrange for subcontractors to perform specific testing services arising under this Agreement with the consent of Client, which consent will not be unreasonably withheld.

(b)

Subject to Section 8.2(d), Client may assign this Agreement or any of its rights or obligations hereunder without approval from Patheon. But Client will give Patheon prior written notice of any assignment, any assignee will covenant in writing with Patheon to be bound by the terms of this Agreement. Any partial assignment will be subject to Patheon’s cost review of the assigned Products and Patheon may terminate this Agreement or any assigned part thereof, on 18 months’ prior written notice to Client and the assignee if good faith discussions do not lead to agreement on amended Manufacturing Service fees within a reasonable time.

(c)

Despite the foregoing provisions of this Section 13.6, either party may assign this Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business, but the assignee must execute an agreement with the non-assigning party whereby it agrees to be bound hereunder.

13.7 Force Majeure.

Neither party will be liable for the failure to perform its obligations under this Agreement if the failure is caused by an event beyond that party’s reasonable control, including, but not limited to, strikes or other labor disturbances, lockouts, riots, quarantines, communicable disease outbreaks, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, , lack of or inability to obtain fuel, power or components, or compliance with any order or regulation of any government entity acting within colour of right (a “Force Majeure Event”). A party claiming a right to excused performance under this Section 13.7 will immediately notify the other party in writing of the extent of its inability to perform, which notice will specify the event beyond its reasonable control that prevents the performance. Neither party will be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.8 Additional Product.

Additional products may be added to this Agreement and the additional products will be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by amendments to Schedules A, B, and C as applicable.

13.9 Notices.

Any notice, approval, instruction or other written communication required or permitted hereunder will be sufficient if made or given to the other party by personal delivery, by telecopy, facsimile communication, or confirmed receipt email or by sending the same by first class mail, postage prepaid to the respective addresses, telecopy or facsimile numbers or electronic mail addresses set forth below:

If to Client:

POZEN Inc.

1414 Raleigh Road

Suite 400

Chapel Hill, NC 27517

Attention: Bruce Cao, Director, Pharmaceutical Development

Telecopier No.: 919-913-1039

Email address:bcao@pozen.com

With a copy to: General Counsel

If to Patheon:

Patheon Pharmaceuticals Inc.

2110 East Galbraith Road

Cincinnati, OH 45237-1625

Attention: Director of Legal Services

Telecopier No.: 513-948-6927

Email address: [Frank.McCune@patheon.com]

With a copy to:

Patheon Inc.

4721 Emperor Boulevard

Research Triangle Park,

NC 27703

Attention: General Counsel

Telecopier No.: 919-474-2269

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

or to any other addresses, telecopy or facsimile numbers or electronic mail addresses given to the other party in accordance with the terms of this Section 13.9. Notices or written communications made or given by personal delivery, telecopy, facsimile, or electronic mail will be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States, Canada, or European Union mail, postage prepaid or upon receipt, whichever is sooner.

13.10 Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions hereof, because each provision is separate, severable, and distinct.

13.11 Entire Agreement.

This Agreement, together with the Quality Agreement, the Confidentiality Agreement, and the Capital Expenditure and Equipment Agreement constitutes the full, complete, final and integrated agreement between the parties relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions, or understandings concerning the subject matter hereof. Any modification, amendment, or supplement to this Agreement must be in writing and signed by authorized representatives of both parties.

13.12 Other Terms.

No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties, or obligations of the parties under or otherwise modify this Agreement, regardless of any failure of Client or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement and is signed by both parties.

13.13 No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement will confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement.

13.14 Execution in Counterparts.

This Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

13.15 Use of Client Name.

Patheon will not make any use of Client’s name, trademarks or logo or any variations thereof, alone or with any other word or words, without the prior written consent of Client, which consent will not be unreasonably withheld. Despite this, Client agrees that Patheon may include Client’s name and logo in customer lists or related marketing and promotional material for the purpose of identifying users of Patheon’s Manufacturing Services.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.16 Governing Law.

This Agreement will be construed and enforced in accordance with the laws of the State of New York and the laws of the United States of America applicable therein and subject to the exclusive jurisdiction of the courts thereof. The UN Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

[Signature Page to follow immediately]

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the date first written above.

PATHEON PHARMACEUTICALS INC.

By:	/s/ Dean Wilson

Name:	Dean Wilson

Title:	VP Corporate Controller

POZEN INC.

By:	/s/ John R. Plachetka

Name:	John R. Plachetka, Pharm.D.

Title:	President & Chief Executive Officer

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

PA 325/40 Tablets, packaged in 7, 30, 90, and 500 count bottles, 10x7 count blisters and bulk drums.

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the originally executed copies of the FDA approved Specifications. If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications. Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications. If the manufacture of validation batches occurs prior to the receipt of final FDA approved Specifications, the proposed Specifications in the FDA filing will be used to manufacture the validation batches.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

Manufacturing and Packaging Prices

Pricing includes the cost of all ***with the exception of the ***and ***to be ***A ***for ***will be in addition to the ***7 Count Bottles in a Carton

Product	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***
30 Count Bottles
Product	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***
90 Count Bottles
Product	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***
500 Count Bottles
Product	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10 x 7 Count Blisters

Product	Annual Quantity (Carton)	Minimum Ordering Quantity (Carton)	Price per Carton
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***
Bulk
Product	Annual Quantity (‘000)	Minimum Ordering Quantity (‘000)	Price per 1,000
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for quoting this product. Should any of the assumptions change, then the prices will be revised accordingly.

Manufacturing Assumptions

1.1	The manufacturing process at Patheon will closely follow the process information provided by Pozen and Patheon’s best estimates.
1.2	The API’s, Aspirin and Omeprazole, have been preliminarily evaluated by Patheon as Toxicity Categories 1 and 2 respectively and can be handled safely using existing equipment and facility.
1.3	The *** will be *** for ***.
1.4	Individual coating pans will be release tested on an individual basis.
1.5	The core tablet weight and manufacturing batch sizes proposed by Patheon is summarized in the following table.

Parameter	Value
Tablet weight (mg)	***
Batch size at Patheon (tablets)	***
Core Batch size at Patheon (Kg)	***
Coating Batch size at Patheon (Kg)	***

1.6	The following manufacturing equipment train is proposed for PA 325/40 tablets.

Process Step	PA325/40 Tablets
Weighing	***
Blending	***
Compressing	***
Coating	***
Printing	***
1.7	***A manufacturing yield of ***.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Campaign Assumptions

7 Count Bottles in a Carton

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***
30 Count Bottles
Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***
90 Count Bottles
Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***
500 Count Bottles
Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

  10 x 7 Blister Carton

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Cartons per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

Bulk
Product Description	Manufacturing Campaign (Batches)	Cartons per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***
PA325/40 Tablets – Vol. 2	***	***
PA325/40 Tablets – Vol. 3	***	***

Packaging Assumptions

PA 325/40 tablets will be packaged into the configurations listed in the tables below.

PA 325/40 Tablets
7’s Bottles in a Carton	30’s Bottles	90’s Bottles
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PA 325/40 Tablets
500’s Bottles	10x7 Blister Carton	Bulk
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***		***
***		***

The packaging component specifications ***in this ***have been *** to the ***in ***of the ***this ***

A packaging yield of ***is ***for bulk,***for bottles and***for blisters.

Testing Assumptions

***for***and ***are ***on i***by ***and***may be subject to change after the ***on ***and ***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.	Cleaning Assumptions***

5.1 *** the *** are *** and *** after each campaign.

The following cost items are included in the Price for the Products:

•	***and ***under the Agreement

•	***of ***

•	***of ***

•	***

•	***of ***

•	***for ***and ***per *** thereafter

•	***per ***

•	***per***

•	***and***

•	Copy of the ***

•	***and copy of ***

•	***

•	***of ***and other ***for***

•	***of ***and other ***for ***or ***

•	***and ***as***of ***and ***

•	***of ***and ***for***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE C

ANNUAL STABILITY TESTING

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products. This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

-SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
Omeprazole, USP	***
Aspirin/Starch	***

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
PA 325/40 Tablets	Omeprazole	***
	Aspirin/Starch	***

MAXIMUM CREDIT VALUE

Patheon’s liability for Active Materials calculated in accordance with Section 2.2 of the Agreement [for any Product] in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
PA 325/40 Tablets	***

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE E

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 will be resolved in the following manner:

1. Appointment of Expert. Within ten Business Days after a party requests under Section 12.2 that an expert be appointed to resolve a Technical Dispute, the parties will jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute. If the parties are unable to so agree within the ten Business Day period, or in the event of disclosure of a conflict by an expert under Paragraph 2 hereof which results in the parties not confirming the appointment of the expert, then an expert (willing to act in that capacity hereunder) will be appointed by an experienced arbitrator on the roster of the American Arbitration Association.

2. Conflicts of Interest. Any person appointed as an expert will be entitled to act and continue to act as an expert even if at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment if before accepting the appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses the interest or duty and the parties will, after the disclosure, have confirmed his appointment.

3. Not Arbitrator. No expert will be deemed to be an arbitrator and the provisions of the American Arbitration Act or of any other applicable statute (foreign or domestic) and the law relating to arbitration will not apply to the expert or the expert’s determination or the procedure by which the expert reaches his determination under this Schedule E.

4. Procedure. Where an expert is appointed:

(a)

Timing. The expert will be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the parties and that he issues the authorizations to the parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) within 15 Business Days (or another other date as the parties and the expert may agree) after receipt of all information requested by him under Paragraph 4(b) hereof.

(b)

Disclosure of Evidence. The parties undertake one to the other to give to any expert all the evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they will disclose promptly and in any event within five Business Days of a written request from the relevant expert to do so.

(c)

Advisors. Each party may appoint any counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present their respective cases so that at all times the parties will co-operate and seek to narrow and limit the issues to be determined.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d)

Appointment of New Expert. If within the time specified in Paragraph 4(a) above the expert will not have rendered a decision in accordance with his appointment, a new expert may (at the request of either party) be appointed and the appointment of the existing expert will thereupon cease for the purposes of determining the matter at issue between the parties save this if the existing expert renders his decision with full reasons prior to the appointment of the new expert, then this decision will have effect and the proposed appointment of the new expert will be withdrawn.

(e)	Final and Binding. The determination of the expert will, except for fraud or manifest error, be final and binding upon the parties.

(f)

Costs. Each party will bear its own costs for any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert will be shared equally by the parties.

For greater certainty, the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including this Schedule E) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE F

COMMERCIAL QUALITY AGREEMENT

To be mutually agreed upon by the parties

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE G (Reserved)

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE H

MONTHLY ACTIVE MATERIALS INVENTORY REPORT

TO:	POZEN INC.

FROM:	PATHEON PHARMACEUTICALS INC.

RE:	Active Materials monthly inventory report under Section 2.2(a) of the Manufacturing Services Agreement dated December 9, 2011 (the “Agreement”)

Reporting month:

Active Materials on hand at beginning of month:	kg	(A)

Active Materials on hand at end of month:	kg	(B)

Quantity Received during month:	kg	(C)

Quantity Dispensed[1] during month:	kg
(A + C – B)

Quantity Converted during month:	kg
(total Active Materials in Products produced and not rejected, recalled or returned)

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

PATHEON PHARMACEUTICALS INC.	DATE:

Per:
Name:
Title:

1 Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the month.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE I

REPORT OF ANNUAL ACTIVE MATERIALS INVENTORY RECONCILIATION

AND CALCULATION OF ACTUAL ANNUAL YIELD

TO:	POZEN INC.

FROM:	PATHEON PHARMACEUTICALS INC.

RE:	Active Materials annual inventory reconciliation report and calculation of Actual Annual Yield under Section 2.2(a) of the Manufacturing Services Agreement dated December 9, 2011 (the “Agreement”)

Reporting Year ending:

Active Materials on hand at beginning of Year:		kg	(A)

Active Materials on hand at end of Year:		kg	(B)

Quantity Received during Year:		kg	(C)

Quantity Dispensed[1] during Year:		kg	(D)
(A + C - B)

Quantity Converted during Year:		kg	(E)
(total Active Materials in Products produced and not rejected, recalled or returned)

Active Materials Credit Value:	$	/ kg	(F)

Target Yield:		%	(G)

***:	%	(H)
***

1 Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the Year.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

Based on the foregoing reimbursement calculation Patheon will reimburse Client the amount of $                     .

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

DATE:

PATHEON PHARMACEUTICALS INC.

Per:

Name:

Title:

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE J (Reserved)